                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           HUDSON CITY BANCORP, INC.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified in its Charter

--------------------------------------------------------------------------------
  (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 09-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[HCBK Logo] [HUDSON CITY BANCORP, INC. LOGO]
                                          December 6, 1999

Dear Stockholder:

     You are cordially invited to attend a special meeting of stockholders of Hudson City Bancorp, Inc., the holding company for Hudson City Savings Bank, which will be held on January 13, 2000 at 10:00 a.m., Eastern Time, at the Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07675.

     The attached Notice of Special Meeting of Stockholders and Proxy Statement describe the business to be transacted at the special meeting. Directors and officers of Hudson City Bancorp will be present at the meeting to respond to appropriate questions.

     The Board of Directors of Hudson City Bancorp has determined that a vote "FOR" each matter to be considered at the special meeting is in the best interests of Hudson City Bancorp and its stockholders and unanimously recommends that you vote "FOR" each of these matters.

     Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the special meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE SPECIAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF HUDSON CITY BANCORP.

     On behalf of the Board of Directors and the employees of Hudson City Bancorp and Hudson City Savings Bank, we thank you for your continued support.

                                          Sincerely yours,

                                          /s/ Leonard S. Gudelski

                                          Leonard S. Gudelski
                                          Chairman of the Board
                                            and Chief Executive Officer

                           HUDSON CITY BANCORP, INC.
                              WEST 80 CENTURY ROAD
                           PARAMUS, NEW JERSEY 07652
                                 (201) 967-1900

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 13, 2000

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Hudson City Bancorp, Inc. will be held at the Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07675, on January 13, 2000, at 10:00 a.m., Eastern Time, to consider and vote upon the following matters:

     1. Approval of the Hudson City Bancorp, Inc. 2000 Stock Option Plan;

     2. Approval of the Hudson City Bancorp, Inc. 2000 Recognition and Retention Plan; and

     3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the special meeting as may properly come before the special meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the special meeting. Please note that at this time we are not aware of any such business.

     In accordance with the Bylaws of Hudson City Bancorp, no business shall be transacted and no corporate action shall be taken at the special meeting other than that stated in this Notice of Special Meeting.

     The Board of Directors has fixed November 26, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the special meeting will be available for inspection at West 80 Century Road, Paramus, New Jersey, for a period of ten days prior to the special meeting. This list will also be available at the special meeting.

                                          By Order of the Board of Directors,

                                          /s/ John M. Tassillo
                                          John M. Tassillo
                                          Executive Vice President,
                                          Treasurer and Secretary

Paramus, New Jersey
December 6, 1999

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                           HUDSON CITY BANCORP, INC.

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 13, 2000

                              GENERAL INFORMATION

GENERAL

     This proxy statement and accompanying proxy card are being furnished to the stockholders of Hudson City Bancorp, Inc. in connection with the solicitation of proxies by the Board of Directors of Hudson City Bancorp from holders of the shares of Hudson City Bancorp's issued and outstanding common stock, par value $.01 per share, as of the close of business on November 26, 1999, for use at the special meeting of stockholders of Hudson City Bancorp to be held on January 13, 2000 at the Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey 07675 at 10:00 a.m., Eastern Time and at any adjournment or postponement thereof. This proxy statement, together with the enclosed proxy card, is first being mailed to stockholders on or about December 6, 1999.

     Hudson City Bancorp, a Delaware corporation, operates as a bank holding company for its wholly owned subsidiary, Hudson City Savings Bank. As used in this proxy statement, "we", "us" and "our" refer to Hudson City Bancorp, Inc. or Hudson City Bancorp, Inc. and its consolidated subsidiaries, depending on the context. The term "special meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

WHO CAN VOTE

     The Board of Directors has fixed the close of business on November 26, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting. Accordingly, only holders of record of shares of common stock at the close of business on such date will be entitled to vote at the special meeting. On November 26, 1999, there were 115,638,300 shares of common stock issued and outstanding. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of common stock entitled to vote at the special meeting is necessary to constitute a quorum at the meeting.

HOW MANY VOTES YOU HAVE

     Each holder of shares of common stock outstanding on November 26, 1999 will be entitled to one vote for each share held of record (other than excess shares, as defined below) at the special meeting. As provided in Hudson City Bancorp's certificate of incorporation, record holders of common stock who beneficially own in excess of 10% of the issued and outstanding shares of common stock, exclusive of those owned by Hudson City, MHC, are excess shares, and shall be entitled to cast one-hundredth of one vote per share for each excess share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Hudson City Bancorp's certificate of incorporation authorizes the Board of Directors to interpret and apply the provisions of the certificate of incorporation and bylaws governing excess shares, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the certificate of incorporation, including, without limitation, (1) the number of shares of common stock beneficially owned by any person or purported owner, (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner and (3) whether a person or purported owner has an agreement, arrangement or understanding with any person or purported owner as to the voting or disposition of any shares of common stock.

HOW TO VOTE

     All properly executed proxies received by Hudson City Bancorp will be voted in accordance with the instructions marked on the proxy card. IF YOU RETURN AN EXECUTED PROXY CARD WITHOUT MARKING YOUR INSTRUCTIONS, YOUR EXECUTED PROXY WILL BE VOTED FOR THE PROPOSALS IDENTIFIED IN THE NOTICE OF SPECIAL MEETING. In accordance with the bylaws of Hudson City Bancorp, Hudson City Bancorp will not transact any business or take any corporate action at the special meeting other than that stated in the Notice of Special Meeting.

     IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR STOCKHOLDER OF RECORD TO VOTE PERSONALLY AT THE SPECIAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of Hudson City Bancorp.

VOTE BY HUDSON CITY, MHC

     On July 13, 1999, Hudson City Bancorp became the holding company for Hudson City Savings Bank upon completion of the reorganization and conversion of Hudson City Savings from mutual to stock form and the acquisition by Hudson City, MHC of 61,288,300 shares of Hudson City Bancorp which is a majority of Hudson City Bancorp's common stock. As indicated under "Security Ownership of Certain Beneficial Owners," Hudson City, MHC owns 61,288,300 shares, or 53% of the outstanding shares, of common stock of Hudson City Bancorp. All shares of common stock owned by Hudson City, MHC will be voted in accordance with the instructions of the Board of Directors of Hudson City MHC, the members of which are identical to the members of the Board of Directors of Hudson City Bancorp. Hudson City, MHC is expected to vote such shares "FOR" Proposal 3. While Hudson City, MHC also intends to vote FOR Proposal 1 and Proposal 2, the adoption of these proposals require the approval of a majority of the total votes of the common stock issued and outstanding exclusive of the shares owned by Hudson City, MHC. Accordingly, any vote by Hudson City, MHC will have no effect upon the outcome of Proposal 1 or Proposal 2.

VOTE REQUIRED

     In order to implement each of Proposal 1 and Proposal 2, the holders of a majority of the outstanding shares of our common stock that are not held by Hudson City, MHC must be voted "FOR" each proposal. Under this voting standard, we must treat an abstention or a failure to vote the same as a vote "AGAINST" a proposal. Shares for which no vote is cast or which the "ABSTAIN" box has been selected on the proxy card, including shares held by a broker who submits a proxy card but fails to cast a vote on Proposal 1 or Proposal 2, will be treated the same as a vote "AGAINST" each proposal.

     In order to implement Proposal 3, we must obtain the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the special meeting and entitled to vote on the proposal. Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes "AGAINST" the proposal. Shares for which no vote is cast, including shares held by a broker who submits a proxy card but fails to cast a vote on this proposal, will be treated as shares that are not represented and will have no effect on the outcome of the vote. Because Hudson City, MHC owns more than 50% of Hudson City Bancorp's outstanding shares, we expect that Hudson City, MHC will control the outcome of any vote on Proposal 3.

     For a discussion of Hudson City, MHC's effect on the vote, please see "Vote by Hudson City, MHC" above.

REVOCABILITY OF PROXIES

     You may revoke your grant of proxy at any time before it is voted by:

        - filing a written revocation of the proxy with our Secretary;

        - submitting a signed proxy card bearing a later date;

        - attending and voting in person at the special meeting, but you also must file a written revocation with the secretary of the special meeting prior to the voting.

We are soliciting proxies only for the special meeting. If you grant us a proxy to vote your shares, the proxy will only be exercised at the special meeting.

SOLICITATION OF PROXIES

     Our officers, members of our Board of Directors and employees may solicit proxies on our behalf by telephone or through other forms of communication. We will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. We have also hired Morrow & Co., Inc. to assist in the solicitation of proxies, for a fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses. We will bear all costs of solicitation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Our directors, officers and employees will be granted stock options under the Hudson City Bancorp, Inc. 2000 Stock Option Plan being presented for stockholder approval in Proposal 1, if our stockholders approve Proposal 1. Our directors, officers and employees will be awarded restricted stock under the Hudson City Bancorp, Inc. 2000 Recognition and Retention Plan being presented for stockholder approval in Proposal 2, if our stockholders approve Proposal 2. As a result, our directors, officers and employees have a personal interest in the outcome of the vote on Proposals 1 and 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of October 31, 1999, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. We know of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of our common stock as of October 31, 1999. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission and with Hudson City Bancorp pursuant to the Securities Exchange Act of 1934, as amended. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has the right to acquire beneficial ownership at any time within 60 days after October 31, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

                                             AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP    PERCENT
------------------------------------         --------------------    -------
Hudson City, MHC...........................       61,288,300          53.00%
West 80 Century Road
Paramus, NJ 07652

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information about the shares of common stock beneficially owned by each director of Hudson City Bancorp, by each named executive officer of Hudson City Bancorp identified in the Summary Compensation Table included elsewhere herein, and all directors and executive officers of Hudson City Bancorp or Hudson City Bancorp's wholly owned subsidiary, Hudson City Savings, as a group as of October 31, 1999. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

                                                             AMOUNT AND NATURE     PERCENT OF
                                      POSITION WITH            OF BENEFICIAL      COMMON STOCK
NAME                                   THE COMPANY           OWNERSHIP(1)(2)(3)   OUTSTANDING
----                                  -------------          ------------------   ------------
Leonard S. Gudelski..........  Director, Chairman of the          120,584(4)            *
                                 Board and Chief Executive
                                 Officer
Ronald E. Hermance, Jr. .....  Director, President and             57,762(5)            *
                                 Chief Operating Officer
Verne S. Atwater.............  Director                             5,000               *
John D. Birchby..............  Director                           688,000(6)            *
Kenneth L. Birchby...........  Director                           100,000(7)            *
Victoria H. Bruni............  Director                             5,000               *
William J. Cosgrove..........  Director                            10,000               *
Andrew J. Egner, Jr..........  Director                            40,000(8)            *
John W. Klie.................  Director                            10,000(9)            *
Donald O. Quest..............  Director                            20,500(10)           *
Arthur V. Wynne, Jr..........  Director                           103,350(11)           *
John M. Tassillo.............  Executive Vice President,           31,011               *
                                 Treasurer and Secretary
James C. Kranz...............  First Vice President and            23,209               *
                                 Investment Officer of
                                 Hudson City Savings
Michael B. Lee...............  First Vice President and            11,968(12)           *
                                 Secretary of Hudson City
                                 Savings
All directors and executive
  officers as a group (16
  persons)...................                                   2,407,338             2.1%

-------------------------
  *  Less than one percent
                                                   (footnotes on following page)

 (1) See "Principal Stockholders of the Company" for a definition of "beneficial ownership." All persons shown in the above table have sole voting and investment power, except as otherwise indicated.

 (2) The figures shown include the following shares that have been allocated as of September 30, 1999 to individual accounts of participants in Hudson City Bancorp, Inc. Employee Stock Ownership Plan: Mr. Gudelski, 583 shares; Mr. Hermance, 583 shares; Mr. Tassillo, 583 shares; Mr. Kranz, 583 shares; Mr. Lee, 416 and all directors and executive officers as a group, 3,558 shares. Such persons have voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, as to such shares. The figures shown for Messrs. Gudelski, Hermance, Tassillo, Kranz and Lee do not include 1,130,033 shares held in trust pursuant to the ESOP that have not been allocated as of October 31, 1999 to any individual's account and as to which Messrs. Gudelski, Hermance, Tassillo, Kranz and Lee share voting power with other ESOP participants. The figure shown for all directors and executive officers as a group includes such 1,130,033 shares as to which the members of Hudson City Bancorp's Compensation Committee (consisting of Messrs. Cosgrove and Quest and Ms. Bruni) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such committee member to be deemed a beneficial owner of such shares. Each of the members of the Compensation Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the Compensation Committee individually. See "Compensation of Directors and Officers -- Benefits -- Employee Stock Ownership Plan and Trust."

 (3) The figures shown include the following shares held as of September 30, 1999 in individual accounts of participants in the Profit Incentive Bonus Plan of Hudson City Savings Bank: Mr. Gudelski, 0 shares; Mr. Hermance, 49,209 shares; Mr. Tassillo, 27,927 shares; Mr. Kranz 12,625 shares; Mr. Lee 10,351 shares; and all directors and executive officers as a group, 133,646 shares. Such persons have sole voting power and sole investment power as to such shares. See "Compensation of Directors and Executive Officers -- Benefits -- Profit Incentive Bonus Plan."

 (4) Includes 60,000 shares as to which Mr. Gudelski may be deemed to share voting and investment power.

 (5) Includes 7,500 shares as to which Mr. Hermance may be deemed to share voting and investment power.

 (6) Includes 328,040 shares as to which Mr. Birchby may be deemed to share voting and investment power. Also includes 75,000 shares as to which Mr. Birchby holds as custodian for his minor son and has sole voting and investment power.

 (7) Includes 50,000 shares as to which Mr. Birchby may be deemed to share voting and investment power.

 (8) Includes 20,000 shares as to which Mr. Egner may be deemed to share voting and investment power.

 (9) Includes 7,500 shares as to which Mr. Klie may be deemed to share voting and investment power.

(10) Includes 8,500 shares as to which Dr. Quest may be deemed to share voting and investment power.

(11) Includes 50,000 shares as to which Mr. Wynne may be deemed to share voting and investment power.

(12) Includes 1,200 shares as to which Mr. Lee may be deemed to share voting and investment power.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

     Fee Arrangements. To date, Hudson City Savings has compensated its directors and executive officers for their services. Hudson City Bancorp does not pay any additional compensation. We expect to continue this practice until we have a business reason to establish separate compensation programs. Until then we expect Hudson City Bancorp to reimburse Hudson City Savings for a part of the compensation paid to each director and executive officer that is proportionate to the amount of time which he or she devotes to performing services for Hudson City Bancorp. Hudson City Savings pays a fee to each of its non-management directors for attendance at each board meeting of Hudson City Bancorp or Hudson City Savings and each meeting of a committee of which they are members. A single fee is paid when Hudson City Bancorp and Hudson City Savings hold joint board meetings. The following table sets forth the meeting fees in effect for 1999:

                                                         POSITION    1999
                                                         --------   ------
Board of Hudson City Bancorp and Hudson City Savings...  Member     $3,000
Executive Committee of Hudson City Bancorp and Hudson
  City Savings.........................................  Member        540
Audit Committee of Hudson City Bancorp and Hudson City
  Savings..............................................  Member        490
                                                         Chair         555
Compensation Committee of Hudson City Bancorp..........  Member        800
                                                         Chair         860
Human Resources Committee of Hudson City Savings.......  Member        800
                                                         Chair         860
Asset Management Committee of Hudson City Savings......  Member        800
                                                         Chair         860
Nominating Committee of Hudson City Bancorp and Hudson
  City Savings.........................................  Member        800
                                                         Chair         860

     Outside Directors Consultation Plan. This plan provides continued compensation following termination of service as a director to eligible outside directors who agree to serve as consultants to Hudson City Savings. A director is eligible if he or she retires after attaining age 65 and completing 10 years of service as an outside director. The monthly consulting fee is equal to 5% of the fee for attendance at a meeting of the Board of Directors in effect at the date of termination of service as a director multiplied by the number of full years of service as an outside director, to a maximum of 20 years. A director's consulting arrangement will continue for 120 months or until an earlier date when the director withdraws from the performance of consulting services. If a change of control occurs, this plan will terminate and all of its obligations will be settled by lump sum payment. In computing these lump sums, each non-employee director will be presumed to have attained age 65 and completed 20 years of service.

     Agreements for the Deferral of Directors Fees. These allow the deferral of fees for service on the Board of Directors and its committees. Deferred amounts bear interest, credited quarterly, at the highest interest rate which Hudson City Savings paid to its customers on savings and time deposits during the quarter. Hudson City Savings pays the deferred amounts plus accrued interest following the director's termination of service. These benefits are general, unsecured obligations of Hudson City Savings and are not separately funded.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table provides information about the compensation paid for services rendered in all capacities for 1998 to our Chief Executive Officer and to the four other most highly compensated executive officers whose total annual salary and bonus for 1998 was at least $100,000.

                                                      ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                                --------------------------------   ---------------------------------
                                                                 OTHER ANNUAL      LTIP PAYOUTS       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)(1)   COMPENSATION($)(2)      ($)(3)      COMPENSATION($)(4)
---------------------------  ----   ---------   -----------   ------------------   ------------   ------------------
Leonard S. Gudelski.......   1998    754,770      286,435            --             1,248,912           68,165
  Chairman and Chief
  Executive Officer
Ronald E. Hermance, Jr....   1998    305,308      104,555            --               425,796           23,438
  President and Chief
  Operating Officer
John M. Tassillo..........   1998    203,231       61,462            --               237,048           13,444
  Executive Vice President
  and Treasurer
James Kranz...............   1998    155,293        7,775            --               111,258            8,439
  First Vice President and
  Investment Officer
Michael B. Lee............   1998    109,908        5,420            --                78,078            6,123
  First Vice President and
  Secretary

-------------------------
(1) Includes the following employer contributions to the Hudson City Savings Bank Profit Incentive Bonus Plan, a tax-qualified profit-sharing plan, which the executive officer could have elected to receive in cash: Mr. Gudelski, $8,000; Mr. Hermance, $8,000; Mr. Tassillo, $8,000; Mr. Kranz, $7,775; and
    Mr. Lee, $5,420. Also includes the following bonuses under the Hudson City Savings Bank Annual Incentive Plan, a non-qualified performance-based compensation plan, earned for 1998 and paid in 1999: Mr. Gudelski, $278,435; Mr. Hermance, $96,555; and Mr. Tassillo, $53,462.

(2) Hudson City Savings provides its executive officers with certain non-cash benefits and perquisites, such as the use of employer-owned or leased automobiles. Management of Hudson City Savings believes that the aggregate value of these benefits for 1998 did not, in the case of any executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.

(3) Represents amounts payable in 1999 under the Hudson City Savings Bank Long-Term Incentive Plan, a non-qualified performance-based compensation plan, based on achievement of performance goals established for the three-year period ended December 31, 1998. This plan has been administered so that payments have been made once every three years. Includes amounts which may have been deferred by the executive officer pursuant to an individual non-qualified deferred compensation arrangement.

(4) Includes the following components: (1) employer contributions to the Hudson City Savings Bank Profit Incentive Bonus Plan which the executive officer could not elect to receive in cash -- Mr. Gudelski, $8,000; Mr. Hermance, $8,000; Mr. Tassillo, $8,000; Mr. Kranz, $7,775; and Mr. Lee, $5,420; (2)
    amounts accrued under the Hudson City Savings Bank Supplemental Savings Plan, a non-qualified deferred compensation plan -- Mr. Gudelski, $58,400; Mr. Hermance, $14,100; and Mr. Tassillo, $4,000; and (3) the premium cost for life insurance coverage under the Hudson City Savings Bank Supplemental Death Benefit Plan for Senior Officers -- Mr. Gudelski, $1,765; Mr. Hermance, $1,338; Mr. Tassillo, $1,444; Mr. Kranz, $664; and Mr. Lee, $703.

EMPLOYMENT AGREEMENTS

     Hudson City Bancorp and Hudson City Savings have jointly entered into employment agreements with Messrs. Gudelski, Hermance and Tassillo to secure their services as officers. The employment agreements became effective on July 13, 1999. They have rolling three-year terms which may convert into fixed three-year terms upon a decision of the executive or joint decision of Hudson City Bancorp and Hudson City Savings. These agreements provide for minimum annual salaries of $784,000, $317,000 and $212,000, respectively, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans (including cash incentive compensation under the existing Annual Incentive Plan and Long-Term Incentive Plan, to the extent that Hudson City Savings continues those plans in the future). They also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination of employment.

     Hudson City Bancorp and Hudson City Savings may discharge each executive and each executive may resign, at any time with or without cause. However, in the event of discharge without cause, Hudson City Bancorp and Hudson City Savings will owe the executive severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he had continued working for an additional three years. The same severance benefits would be payable if the executive resigns during the term following: a loss of title, office or membership on the Board of Directors; material reduction in duties, functions or responsibilities; involuntary relocation of the executive's principal place of employment to a location over 25 miles in distance from Hudson City Savings' principal office in Paramus, New Jersey and over 25 miles from the executive's principal residence; or other material breach of contract by Hudson City Bancorp or Hudson City Savings which is not cured within 30 days. For 60 days after a change of control, each executive may resign for any reason and collect severance benefits as if he had been discharged without cause. The employment agreements also provide certain uninsured death and disability benefits.

     If Hudson City Bancorp or Hudson City Savings experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of its assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements, Hudson City Bancorp would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive would retain approximately the same net-after tax amounts under the employment agreement that he would have retained if there was no 20% excise tax. The effect of this provision is that Hudson City Bancorp, rather than the executive, bears the financial cost of the excise tax. Neither Hudson City Savings nor Hudson City Bancorp could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

CHANGE OF CONTROL AGREEMENTS

     Hudson City Bancorp and Hudson City Savings have jointly entered into two-year change of control agreements with Messrs. Corridon, Kranz, Laird and Lee. The term of these agreements is perpetual until Hudson City Savings gives notice of non-extension, at which time the term is fixed for two years.

     Generally, Hudson City Savings may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Hudson City Bancorp or Hudson City Savings signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, Hudson City Savings could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional two years. Hudson City Savings would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the Board of Directors, material reduction in duties, functions or responsibilities, involuntary relocation of his or her principal place of employment to a location over 25 miles from Hudson City Savings' principal office on the day before the change of control and over 25 miles from the officer's principal residence or other material breach of contract which is not cured within 30 days. These agreements also provide certain uninsured death and disability benefits.

     If Hudson City Savings or Hudson City Bancorp experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a federal excise tax payable by the officer and would be non-deductible by Hudson City Savings and Hudson City Bancorp for federal income tax purposes. The change of control agreements do not provide a tax indemnity.

     Similar change of control agreements providing severance benefits equal to one year's compensation and benefits are in effect for the 31 Vice Presidents of Hudson City Savings.

BENEFIT PLANS

     Annual Incentive Plan. This plan provides an opportunity for officers with titles of Senior Vice President and above to earn cash bonuses each year. Currently only Messrs. Gudelski, Hermance and Tassillo are eligible for this plan. The bonuses are a percentage of each officer's annual rate of base salary. The percentage varies based on the officer's position and Hudson City Savings' net operating income (before taxes and extraordinary items, but after interest expense) relative to a target which the Board of Directors establishes during the first quarter of the year. Hudson City Savings typically pays these bonuses shortly after the end of the year, but payment may be deferred to a later date at the election of the participant. Deferred amounts bear interest at prescribed rates. Deferred amounts plus accrued interest are general, unsecured obligations of Hudson City Savings and are not separately funded.

     Long-Term Incentive Plan. This plan permits employees selected by the Human Resources Committee of Hudson City Savings to earn additional cash bonuses based on achievement of performance goals set for periods longer than one year. Under this plan, the Human Resources Committee grants participation units to selected employees. Each unit represents a dollar amount that will be paid at the end of a three-year performance period if specified performance targets are met. The Human Resources Committee may also establish lower unit values for performance that exceeds a minimum threshold but is below the target and higher unit values for performance that exceeds the target. In 1999, Hudson City Savings made payments for units granted for the three-year period beginning January 1, 1996 and ending December 31, 1998. Hudson City Savings' performance relative to target levels of asset growth and return on assets for this period determined the value of these units. This plan has been administered so that payments have been made only once every three years.

     Generally, participants must remain employed through the end of the relevant performance period to receive payment for units. There are exceptions for death, disability or retirement during the performance period. In addition, in the event of a change of control, the terms of the plan abbreviate the performance period for any outstanding units and provide for pro-rated payments based on performance to the date of the change of control.

     Pension Plans. The Hudson City Savings Bank Employees' Retirement Plan is a tax-qualified plan that covers substantially all salaried employees who are age 21 and have at least one year of service. The Supplemental Executive Retirement Plan covers selected executive officers and currently covers Messrs. Gudelski, Hermance and Tassillo. The following table shows the estimated aggregate benefits payable under the Employees' Retirement Plan and the Supplemental Executive Retirement Plan upon retirement at age 65 in 1998 with various years of service and average final compensation combinations.

                                                            YEARS OF SERVICE
                                          ----------------------------------------------------
AVERAGE FINAL COMPENSATION(1)                15         20         25         30       35(2)
-----------------------------             --------   --------   --------   --------   --------
$  100,000..............................  $ 30,000   $ 40,000   $ 50,000   $ 60,000   $ 60,000
   125,000..............................    37,500     50,000     62,500     75,000     75,000
   150,000..............................    45,000     60,000     75,000     90,000     90,000
   160,000..............................    48,000     64,000     80,000     96,000     96,000
   175,000..............................    52,500     70,000     87,500    105,000    105,000
   200,000..............................    60,000     80,000    100,000    120,000    120,000
   300,000..............................    90,000    120,000    150,000    180,000    180,000
   400,000..............................   120,000    160,000    200,000    240,000    240,000
   500,000..............................   150,000    200,000    250,000    300,000    300,000
   750,000..............................   225,000    300,000    375,000    450,000    450,000
 1,000,000..............................   300,000    400,000    500,000    600,000    600,000

-------------------------
(1) Average final compensation is average base salary, as reported in the "Salary" column of the Summary Compensation Table, for the highest three consecutive years during the final 10 years of employment. Tax laws impose a limit ($160,000 for individuals retiring in 1998) on the average final compensation that may be counted in computing benefits under the Employees' Retirement Plan. The Employees' Retirement Plan may also pay benefits accrued as of January 1, 1994 based on tax law limits then in effect. Tax laws impose a limit ($130,000 for individuals retiring in 1998) on the annual benefit that the Employees' Retirement Plan may pay. For Messrs. Gudelski, Hermance and Tassillo, benefits based on average final compensation in excess of this limit are payable by the Supplemental Executive Retirement Plan.

(2) The Employees' Retirement Plan and the Supplemental Executive Retirement Plan do not count service in excess of 30 years in the benefit formula.

     The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity and are not subject to any deduction for Social Security benefits or other offset amounts. At December 31, 1998, the average final compensation and estimated years of service of the executive officers named in the Summary Compensation Table were: Mr. Gudelski: $708,923, 29 years of service; Mr. Hermance: $282,321, 10 years of service; Mr. Tassillo, $188,417, 29 years of service; Mr. Kranz: $147,317, 15 years of service; and Mr.
Lee: $103,424, 27 years of service.

     Savings Plans. The Profit Incentive Bonus Plan of Hudson City Savings Bank is a tax-qualified defined contribution plan for substantially all salaried employees who have attained age 21 and have at least one year of service. Hudson City Savings had made contributions to this plan equal to 10% of each eligible employee's base salary. Participants may choose to receive up to 50% of this contribution currently in cash. The plan holds the balance on a tax deferred basis. Because it adopted the Employee Stock Ownership Plan in connection with the reorganization, Hudson City Savings reduced its contributions to the Profit Incentive Bonus Plan to 5% of base salary paid after March 31, 1999, with a cash election available for the full amount of the reduced contribution.

     This plan has an individual account for each participant's contributions and allows each participant to direct the investment of his or her account. One permitted investment is our common stock. Participants will direct the voting of shares purchased for their plan accounts.

     The Supplementary Savings Plan of Hudson City Savings Bank is a non-qualified plan that provides additional benefits to certain participants whose benefits under the Profit Incentive Bonus Plan are limited by tax law limitations applicable to tax-qualified plans.

     Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all salaried employees who have at least one year of service and have attained age 21. It was adopted in connection with the reorganization.

     Hudson City Bancorp has committed to lend the plan enough money to purchase 4,348,000 of the shares issued to investors other than Hudson City, MHC (or 3.76% of the total number of shares issued in the reorganization). The plan has purchased 1,217,500 shares as of October 31, 1999.

     Although contributions to this plan will be discretionary, Hudson City Savings intends to contribute enough money each year to make the required principal and interest payments on the loan from Hudson City Bancorp. The loan is for a term of 30 years and calls for level annual payments of principal and interest. The plan has pledged the shares it purchases as collateral for the loan and holds them in a suspense account.

     The plan released 72,467 of the pledged shares on September 30, 1999. We expect that 144,933 of the shares will be released annually in years 2000 through 2028, and that the remaining shares will be released in 2029. The plan will allocate the shares released each year among the accounts of participants in proportion to their base salary for the year. For example, if a participant's base salary for a year represents 1% of the total base salaries of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

     This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

     ESOP Restoration Plan. The ESOP Restoration Plan of Hudson City Savings Bank is a non-qualified plan that provides supplemental benefits to certain executives who are prevented from receiving the full benefits contemplated by the Employee Stock Ownership Plan's benefit formula. The supplemental payments consist of payments representing shares that cannot be allocated to participants under the Employee Stock Ownership Plan due to the legal limitations imposed on tax-qualified plans and, in the case of certain participants who retire before the repayment in full of the Employee Stock Ownership Plan's stock purchase loan, payments representing the shares that would have been allocated if employment had continued through the full term of the loan.

     Post-Retirement Death Benefit for Senior Officers. Hudson City Savings has entered into approximately 89 post-retirement death benefit agreements with officers at the assistant vice president level and higher. These agreements provide a death benefit to each officer's beneficiary if the officer's employment continues until retirement and he or she dies after retirement. The amount of the death benefit ranges from $25,000 for assistant vice presidents to $50,000 for the President or the Chairman. To finance this benefit, Hudson City Savings has purchased whole life insurance policies on the lives of these officers. This death benefit is in addition to the benefits provided under the group life insurance plan generally applicable to all employees.

     Stock Option Plan. The Board of Directors of Hudson City Savings has adopted the Hudson City Bancorp, Inc. 2000 Stock Option Plan. This plan is subject to the approval of the stockholders at the special meeting. See "Proposal 1 -- Stock Option Plan."

     Recognition and Retention Plan. The Board of Directors of Hudson City Savings has adopted the Hudson City Bancorp, Inc. 2000 Recognition and Retention Plan. This plan is subject to the approval of the stockholders at the special meeting. See "Proposal 2 -- Recognition and Retention Plan."

LIMITATIONS ON FEDERAL TAX DEDUCTIONS FOR EXECUTIVE OFFICER COMPENSATION

     As a private entity, Hudson City Savings has been subject to federal tax rules which permit it to claim a federal income tax deduction for a reasonable allowance for salaries or other compensation for personal services actually rendered. Because Hudson City Savings is now a subsidiary of a public company, federal tax laws may limit this deduction in future years to $1 million each tax year for each executive officer named in the summary compensation table in Hudson City Bancorp's proxy statement for that year. This limit will not apply to non-taxable compensation under various broad-based retirement and fringe benefit plans, to compensation that is "qualified performance-based compensation" under applicable law or to compensation that is paid in satisfaction of commitments that arose before the reorganization. Hudson City Bancorp expects that the Compensation Committee will take this deduction limitation into account with other relevant factors in establishing the compensation levels of their executive officers and in setting the terms of compensation programs. However, there is no assurance that all compensation paid to our executive officers will be deductible for federal income tax purposes. To the extent that compensation paid to any executive officer is not deductible, the net after-tax cost of providing the compensation will be higher and the net after-tax earnings of Hudson City Bancorp and Hudson City Savings will be reduced.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1998, the Compensation Committee consisted of Ms. Bruni, Mr. Cosgrove and Dr. Quest. There were no interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of Hudson City Bancorp and corporations with respect to which such persons are affiliated, or otherwise.

--------------------------------------------------------------------------------

                                   PROPOSAL 1

                               STOCK OPTION PLAN
--------------------------------------------------------------------------------

     Our Board of Directors has adopted the Hudson City Bancorp, Inc. 2000 Stock Option Plan, subject to approval by the holders of majority of our outstanding shares of common stock that are not owned by Hudson City, MHC. We have provided below a summary of our reasons for adopting this plan and seeking the approval of our stockholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement in Appendix A and is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR STOCKHOLDER APPROVAL

     We are asking our stockholders to approve the Hudson City Bancorp, Inc. 2000 Stock Option Plan so that we will be able to grant stock options to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their director and officer compensation packages. By approving this plan, our stockholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation package would link the financial interests of our directors and officers with the financial interest of our stockholders.

IF WE DO NOT RECEIVE STOCKHOLDER APPROVAL, WE WILL NOT IMPLEMENT THE PLAN

     Applicable federal banking regulations did not permit us to implement a stock option plan during the first six months after the completion of Hudson City Savings' stock conversion and our initial public offering. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders a majority of our shares of common stock that are not owned by Hudson City, MHC. If we do not receive this approval, it will not be possible for us to grant stock options. In this event, we expect that our Board of Directors will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in the New York metropolitan area.

PURPOSE OF THE OPTION PLAN

     The purpose of the option plan is to promote the growth and profitability Hudson City Bancorp, to provide certain key officers, employees and directors of Hudson City Bancorp and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Hudson City Bancorp.

DESCRIPTION OF THE OPTION PLAN

     Administration. A committee of outside directors administers this plan. Its members are the members of the Compensation Committee of our Board of Directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Hudson City Bancorp or Hudson City Savings; and (2) do not receive material compensation from Hudson City Bancorp or Hudson City Savings except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Stock Subject to the Option Plan. Hudson City Bancorp has reserved 5,435,000 shares of common stock of Hudson City Bancorp for issuance upon the exercise of options under the plan. Such shares may be authorized and unissued shares or shares previously issued that Hudson City Bancorp has reacquired. Any shares subject to grants under the option plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of October 31, 1999, the aggregate fair market value of the shares reserved for issuance under the plan was $72,353,438, based on the latest closing sales price per share of common stock of $13.3125 on The Nasdaq Stock Market.

     Eligibility. An administrative committee of Hudson City Bancorp selects the people who receive stock option grants. Any employee of Hudson City Bancorp, Hudson City Savings or any affiliate approved by the Board of Directors may be selected to receive option grants. As of October 31, 1999, there were 154 employees selected by the committee as eligible to receive option grants. Directors of Hudson City Bancorp, Hudson City Savings or any affiliate approved by the Board of Directors who are not also employees or officers may be selected by the committee to receive option grants. As of October 31, 1999, there were 9 such directors selected by the committee to receive option grants.

     Terms and Conditions of Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

     - It may not grant options to purchase more than 1,358,750 shares to any one employee. In addition, it may not grant options to purchase more than 271,750 shares of our common stock to any one non-employee director or options to purchase more than 1,630,500 shares of our common stock to all outside directors in the aggregate.

     - It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

     - It may not grant a stock option with a term that is longer than 10 years.

     - It may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive stockholder approval for the plan, with acceleration permitted only in cases of death or disability.

     - It may not grant stock options with an effective date that is before the date that we receive stockholder approval for the plan.

The committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

     Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Hudson City Bancorp already owned by the option holder, shares to be acquired by the option holder upon exercise of the option, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on death of the option holder.

     Mergers and Reorganizations; Adjustments for Extraordinary Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate, and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Hudson City Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Hudson City Bancorp is not the surviving entity, outstanding options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by Hudson City Bancorp's Board of Directors to be of a value equivalent to the value of the canceled options.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

     This plan will be in effect for a ten-year period that will begin on the date of stockholder approval and will end on the tenth anniversary of the date of stockholder approval. The Board of Directors of Hudson City Bancorp may suspend or terminate the plan before then. It may also amend this plan in whole or in part at any time. However, to the extent required to comply with section 162(m) of the Code, no revision or amendment will be effective if it amends a material term of the plan, unless approved by a majority of votes cast on a proposal to approve such an amendment or revision.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Hudson City Bancorp and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under section 401(a) of the Internal Revenue Code.

     Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

     Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the administrative committee on a merger or other reorganization under the plan's change of control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

     Federal Tax Consequences for Hudson City Bancorp. When a non-qualified stock option is exercised, Hudson City Bancorp may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation". We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option.

     The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE HUDSON CITY BANCORP, INC. 2000 STOCK OPTION PLAN.

--------------------------------------------------------------------------------

                                   PROPOSAL 2

                         RECOGNITION AND RETENTION PLAN
--------------------------------------------------------------------------------

     Our Board of Directors has adopted the Hudson City Bancorp, Inc. 2000 Recognition and Retention Plan, subject to approval by the holders of majority of our outstanding shares of common stock that are not owned by Hudson City, MHC. We have provided below a summary of our reasons for adopting this plan and seeking the approval of our stockholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement in Appendix B and is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR STOCKHOLDER APPROVAL

     We are asking our stockholders to approve the Hudson City Bancorp, Inc. 2000 Recognition and Retention Plan so that we will be able to grant stock awards to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, our stockholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation package would link the financial interests of our directors and officers with the financial interest of our stockholders.

IF WE DO NOT RECEIVE STOCKHOLDER APPROVAL, WE WILL NOT IMPLEMENT THE PLAN

     Applicable federal banking regulations did not permit us to implement this plan during the first six months after the completion of Hudson City Savings' stock conversion and our initial public offering. These regulations permit us to implement this plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by Hudson City, MHC. If we do not receive this approval, it will not be possible for us to grant stock awards. In this event, we expect that our Board of Directors will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in the New York metropolitan area.

PURPOSE OF THE RECOGNITION AND RETENTION PLAN

     The purpose of the plan is to promote the growth and profitability of Hudson City Bancorp, to provide certain key officers, employees and directors of Hudson City Bancorp and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Hudson City Bancorp.

DESCRIPTION OF THE RRP

     Administration. A committee of outside directors administers this plan. Its members are the members of the Compensation Committee of our Board of Directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Hudson City Bancorp or Hudson City Savings; and (2) do not receive material compensation from Hudson City Bancorp or Hudson City Savings except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Stock Subject to the RRP. Hudson City Bancorp will establish a trust and will contribute certain amounts of money or property to be determined by the Board of Directors of Hudson City Bancorp, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our Common Stock that will be used to make restricted stock awards. It is currently anticipated that the trust will purchase common stock on the open market, or in private transactions. The trust will not purchase previously authorized but unissued shares from Hudson City Bancorp. The trust is not authorized to purchase more than 2,174,000 shares of common stock of Hudson City Bancorp and cannot purchase more than this number. As of October 31, 1999, the aggregate fair market value of the shares to be purchased under this plan was $28,941,375, based on the closing sales price per share of common stock of $13.3125 on The Nasdaq Stock Market on October 29, 1999.

     Eligibility. An administrative committee of Hudson City Bancorp selects the people who receive restricted stock awards under the plan. Any employee of Hudson City Bancorp, Hudson City Savings or any affiliate approved by the Board of Directors may be selected to receive stock awards. As of October 31, 1999, there were 38 employees selected by the committee to receive stock awards. Directors of Hudson City Bancorp, Hudson City Savings or any affiliate approved by the Board of Directors who are not also employees or officers may be selected by the committee to receive stock awards. As of October 31, 1999, there were 9 such directors selected by the committee to receive stock awards.

     Terms and Conditions of Awards. On or after January 13, 2000, the administrative committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 2,174,000 shares. The administrative committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

     - It may not grant restricted stock awards for more than 543,500 shares of our common stock to any one officer or employee, more than 108,700 shares of our common stock to any one non-employee directors, or more than 652,200 shares to all non-employee directors in the aggregate.

     - It may not grant restricted stock awards that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive stockholder approval for the plan, with acceleration permitted only in cases of death or disability.

     - It may not grant restricted stock awards with an effective date that is before the date that we receive stockholder approval for the plan.

As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the trust to the award recipient. While the shares are held in the trust, the award recipient receives dividends and exercises voting rights. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

     Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on restricted stock awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Hudson City Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Hudson City Bancorp is not the surviving entity, the trustee will hold any money, stock, securities or other property received in the trust fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.

TERMINATION OR AMENDMENT

     The Board of Directors of Hudson City Bancorp has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the administrative committee, but the plan may not be terminated while there are outstanding awards that will vest in the future. Upon the termination of the plan, the trustee will make distributions from the trust as directed by the administrative committee and will return any remaining assets of the trust to Hudson City Bancorp.

     The Board of Directors of Hudson City Bancorp has the authority to amend or revise the plan in whole or part at any time, but may not cause the provisions of the plan which specifically require stockholder approval to be effective without stockholder approval.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Hudson City Bancorp and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

     The stock awards under the plan do not result in federal income tax consequences to either Hudson City Bancorp or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Hudson City Bancorp will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Hudson City Bancorp will be allowed to claim a deduction for compensation expense for this amount as well.

     Section 162(m) of the Internal Revenue Code limits Hudson City Bancorp's deductions for compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

     The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE HUDSON CITY BANCORP, INC. 2000 RECOGNITION AND RETENTION PLAN.

                               NEW PLAN BENEFITS
                      HUDSON CITY SAVINGS BANK STOCK PLANS

                                             2000 STOCK OPTION
                                                  PLAN(1)                    RRP(2)
                                            --------------------    ------------------------
NAME/POSITION                                   #        $ VALUE        #        $ VALUE(3)
-------------                               ---------    -------    ---------    -----------
Leonard S. Gudelski.......................  1,000,000       --        430,000    $ 5,724,375
  Chairman and Chief Executive Officer
Ronald E. Hermance, Jr. ..................    650,000       --        300,000      3,993,750
  President and Chief Operating Officer
John M. Tassillo..........................    180,000       --        120,000      1,597,500
  Executive Vice President and Treasurer
James Kranz...............................     75,000       --         40,000        532,500
  First Vice President and Investment
  Officer
Michael B. Lee............................     75,000       --         40,000        532,500
  First Vice President and Secretary
Executive Group (7 individuals)...........  2,130,000       --      1,010,000     13,445,625
All Non-Executive Director Group..........    900,000       --        495,000      6,589,688
Non-Executive Officer Employees Group.....  1,421,000       --        449,500      5,983,969

-------------------------
(1) As of October 31, 1999, no grants have been made under the Option Plan. It is not determinable at this time what benefits, if any, each of the persons or groups listed will receive under this plan. The numbers in the table reflect the administrative committee's intentions of grants to be made upon the date that this plan is effective.

(2) As of October 31, 1999, no grants have been made under the Recognition and Retention Plan. It is not determinable at this time what benefits, if any, each of the persons or groups listed will receive under this plan. The numbers in the table reflect the administrative committee's intentions of grants to be made upon the date that this plan is effective.

(3) The dollar value is based on a price per share of $13.3125 (the closing sales price as reported on Nasdaq on October 29, 1999). The actual value of the benefits under this plan will depend on the fair market value of a share on the date that the RRP is effective, which is indeterminable at this time.

--------------------------------------------------------------------------------

                                   PROPOSAL 3

         AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO
             DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS
         INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY
            COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR
              POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION,
                    A MOTION TO ADJOURN THE SPECIAL MEETING
--------------------------------------------------------------------------------

GENERAL

     The Board of Directors is not aware of any other business that may properly come before the special meeting. The Board seeks the authorization of the stockholders of Hudson City Bancorp, in the event matters incident to the conduct of the special meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the special meeting once called to order, to direct the manner in which those shares represented at the special meeting by proxies solicited pursuant to this proxy statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of Hudson City Bancorp and its stockholders, taken as a whole.

VOTE REQUIRED

     The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the special meeting requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy at the special meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as present and entitled to vote and will have the effect of a vote against such proposal. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING.

                             ADDITIONAL INFORMATION

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

     The bylaws of Hudson City Bancorp provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to our Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to our Secretary. To be timely, a stockholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of stockholders, ninety (90) days in advance of the anniversary of the previous year's annual meeting if the current year's meeting is to be held within thirty (30) days prior to, on the anniversary date of, or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Hudson City Bancorp with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Secretary shall set forth such information as required by the Bylaws of Hudson City Bancorp. Nothing in this paragraph shall be deemed to require Hudson City Bancorp to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "-- Date For Submission of Stockholder Proposals."

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Pursuant to proxy soliciting regulations of the SEC, any stockholder proposal intended for inclusion in the proxy statement for Hudson City Bancorp's 2000 Annual Meeting of Stockholders must be received by Hudson City Bancorp a reasonable time before we make our proxy solicitation in connection with such meeting. Nothing in this paragraph shall be deemed to require Hudson City Bancorp to include in its proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. sec.240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

                                          By Order of the Board of Directors,

                                          /s/ John M. Tassillo
                                          John M. Tassillo
                                          Executive Vice President,
                                          Treasurer and Secretary

Paramus, New Jersey
December 6, 1999

       TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING
        PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING
               PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      APPENDIX A

                           HUDSON CITY BANCORP, INC.
                             2000 STOCK OPTION PLAN

                            ------------------------

                          ADOPTED ON OCTOBER 14, 1999
                        EFFECTIVE AS OF JANUARY 13, 2000

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
                                       ARTICLE I
                                        PURPOSE

     SECTION 1.1      General Purpose of the Plan.................................   A-1

                                       ARTICLE II

                                      DEFINITIONS
     SECTION 2.1      Bank........................................................   A-1
     SECTION 2.2      Board.......................................................   A-1
     SECTION 2.3      Change in Control...........................................   A-1
     SECTION 2.4      Code........................................................   A-2
     SECTION 2.5      Committee...................................................   A-2
     SECTION 2.6      Company.....................................................   A-2
     SECTION 2.7      Disability..................................................   A-2
     SECTION 2.8      Disinterested Board Member..................................   A-2
     SECTION 2.9      Effective Date..............................................   A-3
     SECTION 2.10     Eligible Director...........................................   A-3
     SECTION 2.11     Eligible Employee...........................................   A-3
     SECTION 2.12     Employer....................................................   A-3
     SECTION 2.13     Exchange Act................................................   A-3
     SECTION 2.14     Exercise Price..............................................   A-3
     SECTION 2.15     Fair Market Value...........................................   A-3
     SECTION 2.16     Family Member...............................................   A-3
     SECTION 2.17     FDIC Regulations............................................   A-3
     SECTION 2.18     Incentive Stock Option......................................   A-3
     SECTION 2.19     Non-Profit Organization.....................................   A-3
     SECTION 2.20     Non-Qualified Stock Option..................................   A-3
     SECTION 2.21     Option......................................................   A-4
     SECTION 2.22     Option Period...............................................   A-4
     SECTION 2.23     Person......................................................   A-4
     SECTION 2.24     Plan........................................................   A-4
     SECTION 2.25     Retirement..................................................   A-4
     SECTION 2.26     Share.......................................................   A-4
     SECTION 2.27     Termination for Cause.......................................   A-4

                                      ARTICLE III

                                    AVAILABLE SHARES
     SECTION 3.1      Available Shares............................................   A-4

                                       ARTICLE IV

                                     ADMINISTRATION
     SECTION 4.1      Committee...................................................   A-5

                                                                                    PAGE
                                                                                    ----
     SECTION 4.2      Committee Action............................................   A-5
     SECTION 4.3      Committee Responsibilities..................................   A-5

                                       ARTICLE V

                                  STOCK OPTION GRANTS
     SECTION 5.1      Grant of Options............................................   A-6
     SECTION 5.2      Size of Option..............................................   A-6
     SECTION 5.3      Exercise Price..............................................   A-6
     SECTION 5.4      Option Period...............................................   A-6
     SECTION 5.5      Required Regulatory Provisions..............................   A-7
     SECTION 5.6      Additional Restrictions on Incentive Stock Options..........   A-8

                                       ARTICLE VI

                                    OPTIONS IN GENERAL
     SECTION 6.1      Method of Exercise..........................................   A-9
     SECTION 6.2      Limitations on Options......................................   A-9

                                      ARTICLE VII

                               AMENDMENT AND TERMINATION
     SECTION 7.1      Termination.................................................  A-10
     SECTION 7.2      Amendment...................................................  A-10
     SECTION 7.3      Adjustments in the Event of a Business Reorganization.......  A-10

                                      ARTICLE VIII

                                     MISCELLANEOUS
     SECTION 8.1      Status as an Employee Benefit Plan..........................  A-11
     SECTION 8.2      No Right to Continued Employment............................  A-11
     SECTION 8.3      Construction of Language....................................  A-11
     SECTION 8.4      Governing Law...............................................  A-11
     SECTION 8.5      Headings....................................................  A-12
     SECTION 8.6      Non-Alienation of Benefits..................................  A-12
     SECTION 8.7      Taxes.......................................................  A-12
     SECTION 8.8      Notices.....................................................  A-12
     SECTION 8.9      Required Regulatory Provisions..............................  A-12
     SECTION 8.10     Approval of Shareholders....................................  A-12

                                       ARTICLE IX

             ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
     SECTION 9.1      Accelerated Vesting Upon Retirement or Change in Control....  A-13
     SECTION 9.2      Discretion to Establish Vesting Schedules...................  A-13
     SECTION 9.3      No Effect Prior to Shareholder Approval.....................  A-13

                           HUDSON CITY BANCORP, INC.

                             2000 STOCK OPTION PLAN

                                   ARTICLE I

                                    PURPOSE

     SECTION 1.1  General Purpose of the Plan.

     The purpose of the Plan is to promote the growth and profitability of Hudson City Bancorp, Inc., to provide eligible directors, certain key officers and employees of Hudson City Bancorp, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Hudson City Bancorp, Inc.

                                   ARTICLE II

                                  DEFINITIONS

     The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

     SECTION 2.1 Bank means Hudson City Savings Bank, a New Jersey stock savings bank, and any successor thereto.

     SECTION 2.2  Board means the board of directors of the Company.

     SECTION 2.3  Change in Control means any of the following events:

     (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

          (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

          (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

     (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

     (c) a complete liquidation or dissolution of the Company;

     (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Hudson City Bancorp, Inc. do not belong to any of the following groups:

          (i) individuals who were members of the Board of Directors of Hudson City Bancorp, Inc. on the Effective Date; or

          (ii) individuals who first became members of the Board of Directors of Hudson City Bancorp, Inc. after the Effective Date either:

             (A) upon election to serve as a member of the Board of Directors of Hudson City Bancorp, Inc. by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

             (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of Hudson City Bancorp, Inc., or of a nominating committee thereof, in office at the time of such first nomination;

     provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) other than by or on behalf of the Board of Directors of Hudson City Bancorp, Inc.; or

     (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a), (b), (c) or
(d); or

     (f) any event which would be described in section 2.3(a), (b), (c), (d) or
(e) if the term "Bank" were substituted for the terms "Company" or "Hudson City Bancorp, Inc." therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

     SECTION 2.4 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

     SECTION 2.5  Committee means the Committee described in section 4.1.

     SECTION 2.6 Company means Hudson City Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

     SECTION 2.7 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

     SECTION 2.8 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

     SECTION 2.9  Effective Date means January 13, 2000.

     SECTION 2.10 Eligible Director means a member of the board of directors of an Employer who is not also an employee or an officer of any Employer.

     SECTION 2.11 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

     SECTION 2.12 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

     SECTION 2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.

     SECTION 2.14 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

     SECTION 2.15 Fair Market Value means, with respect to a Share on a specified date:

     (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

     (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

     (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

     SECTION 2.16 Family Member means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

     SECTION 2.17 FDIC Regulations means the rules and regulations of the Federal Deposit Insurance Corporation.

     SECTION 2.18 Incentive Stock Option means a right to purchase Shares that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

     SECTION 2.19 Non-Profit Organization means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

     SECTION 2.20 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

     SECTION 2.21 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

     SECTION 2.22 Option Period means the period during which an Option may be exercised, determined in accordance with section 5.4.

     SECTION 2.23 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

     SECTION 2.24 Plan means the Hudson City Bancorp, Inc. 2000 Stock Option Plan, as amended from time to time.

     SECTION 2.25 Retirement means with respect to any individual, termination of all service for all Employers as a director, officer and employee, at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank.

     SECTION 2.26 Share means a share of Common Stock, par value $.01 per share, of Hudson City Bancorp, Inc.

     SECTION 2.27 Termination for Cause means termination of service or removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (c) the individual breaches his fiduciary duties to the Employer for personal profit; or (d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.

                                  ARTICLE III

                                AVAILABLE SHARES

     SECTION 3.1  Available Shares.

     (a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

          (i) 5,435,000 Shares; over

          (ii) the sum of:

             (A) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

             (B) the number of Shares with respect to which previously granted Options have been exercised;

subject to adjustment pursuant to section 7.3.

     (b) Options to purchase an aggregate maximum of 1,630,500 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 271,750 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director.

     (c) Options to purchase an aggregate maximum of 5,435,000 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Employees, and Options to purchase a maximum of 1,358,750 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee.

     (d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.

                                   ARTICLE IV

                                 ADMINISTRATION

     SECTION 4.1  Committee.

     The Plan shall be administered by the members of the Compensation Committee of Hudson City Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

     SECTION 4.2  Committee Action.

     The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

     SECTION 4.3  Committee Responsibilities.

     Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

     (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

     (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

     (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V

                              STOCK OPTION GRANTS

     SECTION 5.1  Grant of Options.

     (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

     (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

          (i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

          (ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

          (iii) specify the Option Period determined in accordance with section 5.4;

          (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

          (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.

     SECTION 5.2  Size of Option.

     Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.

     SECTION 5.3  Exercise Price.

     The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

     SECTION 5.4  Option Period.

     Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

          (a) in the case of an Option granted to an Eligible Employee:

             (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

             (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

             (iii) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

             (iv) the last day of the ten-year period commencing on the date on which the Option was granted; and

          (b) in the case of an Option granted to an Eligible Director:

             (i) removal for cause in accordance with the Employer's bylaws, or Termination for Cause; or

             (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

     SECTION 5.5  Required Regulatory Provisions.

     Notwithstanding anything contained herein to the contrary:

          (a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to shareholder approval in accordance with section 8.10;

          (b) subject to section 9.2, each Option granted to an Eligible Employee or Eligible Director shall become exercisable no more rapidly than as follows:

             (i) prior to the first anniversary of the Effective Date, an Option shall not be exercisable;

             (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

             (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

             (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

             (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

             (vi) on and after the fifth anniversary of the Effective Date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

     provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability while in the service of an Employer.

          (c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

          (d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws.

     SECTION 5.6  Additional Restrictions on Incentive Stock Options.

     An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

          (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

          (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

             (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

             (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

     may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

          (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                   ARTICLE VI

                             OPTIONS -- IN GENERAL

     SECTION 6.1  Method of Exercise.

     (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

          (ii) delivering to the Committee full payment, consistent with section 6.1(b), for the Shares as to which the Option is to be exercised; and

          (iii) satisfying such other conditions as may be prescribed in the Option agreement.

     (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     (c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

     SECTION 6.2  Limitations on Options.

     (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

     (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

     SECTION 7.1  Termination.

     The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

     SECTION 7.2  Amendment.

     The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

     SECTION 7.3  Adjustments in the Event of a Business Reorganization.

     (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the

Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

     (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 8.1  Status as an Employee Benefit Plan.

     This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

     SECTION 8.2  No Right to Continued Employment.

     Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

     SECTION 8.3  Construction of Language.

     Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

     SECTION 8.4  Governing Law.

     The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable FDIC Regulations.

     SECTION 8.5  Headings.

     The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

     SECTION 8.6  Non-Alienation of Benefits.

     The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

     SECTION 8.7  Taxes.

     The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

     SECTION 8.8  Notices.

     Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a) If to the Committee:
           Hudson City Bancorp, Inc.
           West 80 Century Road
           Paramus, New Jersey 07652-1473
           Attention: Corporate Secretary

          (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

     SECTION 8.9  Required Regulatory Provisions.

     The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

     SECTION 8.10  Approval of Shareholders.

     The Plan shall not be effective or implemented prior to July 13, 2000 unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the later of (a) January 13, 2000 or (b) the date of such approval. If not effective prior to such one year anniversary, the Plan shall be effective on such later date as is specified by the Board. No Option shall be granted prior to the date on which the Plan becomes effective.

                                   ARTICLE IX

         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

     SECTION 9.1  Accelerated Vesting Upon Retirement or Change in Control.

     Notwithstanding anything in the Plan to the contrary, but subject to section 9.3: (a) in the event that any Option holder terminates service with the Employer and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement; and (b) in the event of a Change in Control, all Options outstanding under the Plan on the date of the Change in Control shall, to the extent not already exercisable, become exercisable on the date of the Change in Control.

     SECTION 9.2  Discretion to Establish Vesting Schedules.

     Notwithstanding anything in the Plan to the contrary, but subject to section 9.3, section 5.5(b) shall apply in determining the exercisability of Options granted to Eligible Employees only if no different vesting schedule is established by the Committee and specified in the agreement evidencing an outstanding Option.

     SECTION 9.3  No Effect Prior to Shareholder Approval.

     Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after July 13, 2000.

                                                                      APPENDIX B

                           HUDSON CITY BANCORP, INC.
                      2000 RECOGNITION AND RETENTION PLAN

                            ------------------------

                          ADOPTED ON OCTOBER 14, 1999
                        EFFECTIVE AS OF JANUARY 13, 2000

                           HUDSON CITY BANCORP, INC.

                      2000 RECOGNITION AND RETENTION PLAN

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                                       ARTICLE I

                                        PURPOSE
     SECTION 1.1      General Purpose of the Plan.................................   B-1

                                       ARTICLE II

                                      DEFINITIONS
     SECTION 2.1      Award.......................................................   B-1
     SECTION 2.2      Award Notice................................................   B-1
     SECTION 2.3      Bank........................................................   B-1
     SECTION 2.4      Beneficiary.................................................   B-1
     SECTION 2.5      Board.......................................................   B-1
     SECTION 2.6      Change of Control...........................................   B-1
     SECTION 2.7      Code........................................................   B-2
     SECTION 2.8      Committee...................................................   B-2
     SECTION 2.9      Company.....................................................   B-2
     SECTION 2.10     Disability..................................................   B-2
     SECTION 2.11     Disinterested Board Member..................................   B-3
     SECTION 2.12     Effective Date..............................................   B-3
     SECTION 2.13     Eligible Director...........................................   B-3
     SECTION 2.14     Eligible Employee...........................................   B-3
     SECTION 2.15     Employer....................................................   B-3
     SECTION 2.16     Exchange Act................................................   B-3
     SECTION 2.17     FDIC Regulations............................................   B-3
     SECTION 2.18     Person......................................................   B-3
     SECTION 2.19     Plan........................................................   B-3
     SECTION 2.20     Retirement..................................................   B-3
     SECTION 2.21     Share.......................................................   B-3
     SECTION 2.22     Trust.......................................................   B-3
     SECTION 2.23     Trust Agreement.............................................   B-3
     SECTION 2.24     Trust Fund..................................................   B-3
     SECTION 2.25     Trustee.....................................................   B-4

                                      ARTICLE III

                              SHARES AVAILABLE UNDER PLAN
     SECTION 3.1      Shares Available Under Plan.................................   B-4


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                                       ARTICLE IV

                                     ADMINISTRATION
     SECTION 4.1      Committee...................................................   B-4
     SECTION 4.2      Committee Action............................................   B-4
     SECTION 4.3      Committee Responsibilities..................................   B-5

                                       ARTICLE V

                                     THE TRUST FUND
     SECTION 5.1      Contributions...............................................   B-5
     SECTION 5.2      The Trust Fund..............................................   B-5
     SECTION 5.3      Investments.................................................   B-5

                                       ARTICLE VI

                                         AWARDS
     SECTION 6.1      To Eligible Directors.......................................   B-5
     SECTION 6.2      To Eligible Employees.......................................   B-6
     SECTION 6.3      Awards in General...........................................   B-6
     SECTION 6.4      Share Allocations...........................................   B-6
     SECTION 6.5      Dividend Rights.............................................   B-6
     SECTION 6.6      Voting Rights...............................................   B-6
     SECTION 6.7      Tender Offers...............................................   B-7
     SECTION 6.8      Limitations on Awards.......................................   B-7

                                      ARTICLE VII

                                        VESTING
     SECTION 7.1      Vesting of Awards...........................................   B-8
     SECTION 7.2      Designation of Beneficiary..................................   B-8
     SECTION 7.3      Manner of Distribution......................................   B-9
     SECTION 7.4      Taxes.......................................................   B-9

                                      ARTICLE VIII

                               AMENDMENT AND TERMINATION
     SECTION 8.1      Termination.................................................   B-9
     SECTION 8.2      Amendment...................................................  B-10
     SECTION 8.3      Adjustments in the Event of a Business Reorganization.......  B-10


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                                       ARTICLE IX

                                     MISCELLANEOUS
     SECTION 9.1      Status as an Employee Benefit Plan..........................  B-10
     SECTION 9.2      No Right to Continued Employment............................  B-10
     SECTION 9.3      Construction of Language....................................  B-11
     SECTION 9.4      Governing Law...............................................  B-11
     SECTION 9.5      Headings....................................................  B-11
     SECTION 9.6      Non-Alienation of Benefits..................................  B-11
     SECTION 9.7      Notices.....................................................  B-11
     SECTION 9.8      Required Regulatory Provisions..............................  B-11
     SECTION 9.9      Approval of Shareholders....................................  B-11

                                       ARTICLE X

             ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
     SECTION 10.1     Accelerated Vesting Upon Retirement or Change in Control....  B-12
     SECTION 10.2     Discretion to Establish Vesting Schedules...................  B-12
     SECTION 10.3     No Effect Prior to Stockholder Approval.....................  B-12

                           HUDSON CITY BANCORP, INC.

                      2000 RECOGNITION AND RETENTION PLAN

                                   ARTICLE I

                                    PURPOSE

     SECTION 1.1  General Purpose of the Plan.

     The purpose of the Plan is to promote the growth and profitability of Hudson City Bancorp, Inc. and its affiliated companies and to provide eligible directors, certain key officers and employees of Hudson City Bancorp, Inc. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Hudson City Bancorp, Inc. and its affiliated companies.

                                   ARTICLE II

                                  DEFINITIONS

     The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

     SECTION 2.1 Award means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

     SECTION 2.2 Award Notice means, with respect to a particular Award, a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

     SECTION 2.3 Bank means Hudson City Savings Bank, a New Jersey stock savings bank, and any successor thereto.

     SECTION 2.4 Beneficiary means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.2, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

     SECTION 2.5  Board means the Board of Directors of the Company.

     SECTION 2.6  Change of Control means any of the following events:

     (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

          (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

          (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of

     Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

     (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

     (c) a complete liquidation or dissolution of the Company;

     (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

          (i) individuals who were members of the board of directors of the Company on the Effective Date; or

          (ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

             (A) upon election to serve as a member of the board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

             (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

     provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) other than by or on behalf of the board of directors of the Company;

     (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a), (b), (c) or
(d); or

     (f) any event which would be described in section 2.6(a), (b), (c), (d) or
(e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

     SECTION 2.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

     SECTION 2.8  Committee means the Committee described in section 4.1.

     SECTION 2.9 Company means Hudson City Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

     SECTION 2.10 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

     SECTION 2.11  Disinterested Board Member means a member of the Board who
(a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or
(b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

     SECTION 2.12  Effective Date means January 13, 2000.

     SECTION 2.13 Eligible Director means a member of the board of directors of an Employer who is not also an employee of any Employer.

     SECTION 2.14 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

     SECTION 2.15 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

     SECTION 2.16 Exchange Act means the Securities and Exchange Act of 1934, as amended.

     SECTION 2.17 FDIC Regulations means the rules and regulations of the Federal Deposit Insurance Corporation.

     SECTION 2.18 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

     SECTION 2.19 Plan means the Hudson City Bancorp, Inc. 2000 Recognition and Retention Plan as amended from time to time.

     SECTION 2.20 Retirement means, with respect to any individual, termination of all service for all Employers as a director, officer and employee at or after the normal or early retirement date set forth in any tax-qualified plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank.

     SECTION 2.21 Share means a share of common stock of Hudson City Bancorp, Inc., par value $.01 per share.

     SECTION 2.22 Trust means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of Hudson City Bancorp, Inc."

     SECTION 2.23 Trust Agreement means the agreement between Hudson City Bancorp, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

     SECTION 2.24 Trust Fund means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

     SECTION 2.25 Trustee means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by Hudson City Bancorp, Inc.

                                  ARTICLE III

                          SHARES AVAILABLE UNDER PLAN

     SECTION 3.1  Shares Available Under Plan.

     (a) The maximum number of Shares available for Awards under the Plan shall be 2,174,000, subject to adjustment pursuant to section 8.3.

     (b) An aggregate maximum of 652,200 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 108,700 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director.

     (c) An aggregate maximum of 2,174,000 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Employees, and a maximum of 543,500 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee.

                                   ARTICLE IV

                                 ADMINISTRATION

     SECTION 4.1  Committee.

     The Plan shall be administered by the members of the Compensation Committee of Hudson City Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

     SECTION 4.2  Committee Action.

     The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

     SECTION 4.3  Committee Responsibilities.

     Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V

                                 THE TRUST FUND

     SECTION 5.1  Contributions.

     Hudson City Bancorp, Inc. shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

     SECTION 5.2  The Trust Fund.

     The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

     SECTION 5.3  Investments.

     The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Trust Fund be used to purchase more than 2,174,000 Shares (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                   ARTICLE VI

                                     AWARDS

     SECTION 6.1  To Eligible Directors.

     Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

     SECTION 6.2  To Eligible Employees.

     Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

     SECTION 6.3  Awards in General.

     Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

          (a) specify the number of Shares covered by the Award;

          (b) specify the date of grant of the Award;

          (c) specify the dates on which such Shares shall become vested; and

          (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

     SECTION 6.4  Share Allocations.

     Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares have been awarded to such Award recipient.

     SECTION 6.5  Dividend Rights.

     (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

     (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee or, in the case of a stock dividend, used for future Awards.

     SECTION 6.6  Voting Rights.

     (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible

Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

     (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

     (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Hudson City Bancorp, Inc., or by any proxy solicitor, to the holders of Shares.

     SECTION 6.7  Tender Offers.

     (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

     (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

     (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

     SECTION 6.8  Limitations on Awards.

     (a) No Award shall be granted under the Plan prior to the later of the date on which the Plan is approved by shareholders pursuant to section 9.9 or January 13, 2000;

     (b) No Award granted under the Plan shall become vested more rapidly than under the following schedule:

          (i) prior to January 20th following the first anniversary of the Effective date on which the Plan is approved by shareholders pursuant to section 9.9, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient;

          (ii) on and after January 20th following the first anniversary of the Effective Date and prior to January 20th following the second anniversary of the Effective Date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

          (iii) on and after January 20th following the second anniversary of the Effective Date and prior to January 20th following the third anniversary of the Effective Date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

          (iv) on and after January 20th following the third anniversary of the Effective Date and prior to January 20th following the fourth anniversary of the Effective Date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

          (v) on and after January 20th following the fourth anniversary of the Effective Date and prior to January 20th following the fifth anniversary of the Effective Date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient; and

          (vi) on and after January 20th following the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.9, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

          (vii) an Award may become fully vested on the date of the Award holder's death or Disability without regard to the time expired from and after the Effective Date.

     (c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                  ARTICLE VII

                                    VESTING

     SECTION 7.1  Vesting of Awards.

     Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the first anniversary of the date of grant;
(ii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fifth anniversary of the date of grant; and provided, further, an Award shall become 100% vested upon the Award recipient's death or Disability.

     SECTION 7.2  Designation of Beneficiary.

     An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible

Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

     SECTION 7.3  Manner of Distribution.

     (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

     (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

           The securities evidenced hereby are subject to the terms of an Award Notice dated [DATE] between the issuer and [NAME OF AWARD RECIPIENT] pursuant to the Hudson City Bancorp, Inc. 2000 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at West 80 Century Road, Paramus, New Jersey. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

     (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

     SECTION 7.4  Taxes.

     The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION

     SECTION 8.1  Termination.

     The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to Hudson City Bancorp, Inc.

     SECTION 8.2  Amendment.

     The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.

     SECTION 8.3  Adjustments in the Event of a Business Reorganization.

     (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Hudson City Bancorp, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Trust Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

     (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Hudson City Bancorp, Inc. is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1  Status as an Employee Benefit Plan.

     This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

     SECTION 9.2  No Right to Continued Employment.

     Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

     SECTION 9.3  Construction of Language.

     Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

     SECTION 9.4  Governing Law.

     The Plan shall be construed and enforced in accordance with the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable FDIC Regulations.

     SECTION 9.5  Headings.

     The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

     SECTION 9.6  Non-Alienation of Benefits.

     The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

     SECTION 9.7  Notices.

     Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

          (a) If to the Committee:
           Hudson City Bancorp, Inc.
           West 80 Century Road
           Paramus, New Jersey 07652-1473
           Attention: Corporate Secretary

          (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

     SECTION 9.8  Required Regulatory Provisions.

     The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

     SECTION 9.9  Approval of Shareholders.

     The Plan shall not be effective or implemented prior to July 13, 2000 unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the later of (a) January 13, 2000 or (b) the date of such approval. If not effective prior to such one year anniversary, the Plan shall be effective on such later date as is specified by the Board. No Award shall be made prior to the date on which the Plan becomes effective.

                                   ARTICLE X

         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

     SECTION 10.1  Accelerated Vesting Upon Retirement or Change in Control.

     Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award: (a) in the event that any Award Recipient terminates service with the Employer and such termination constitutes a Retirement, all Awards outstanding to such holder on the date of his Retirement shall, to the extent not already vested, become vested upon Retirement; and (b) in the event of a Change of Control, all Awards outstanding under the Plan on the date of the Change of Control shall, to the extent not already vested, become vested on the date of the Change of Control.

     SECTION 10.2  Discretion to Establish Vesting Schedules.

     Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, section 7.1 shall apply in determining the vesting of Awards only if no different vesting schedule is established by the Committee and specified in the Award Notice.

     SECTION 10.3  No Effect Prior to Stockholder Approval.

     Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after July 13, 2000.

REVOCABLE PROXY

                            HUDSON CITY BANCORP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           HUDSON CITY BANCORP, INC.
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JANUARY 13, 2000

      The undersigned stockholder of Hudson City Bancorp, Inc. hereby appoints Verne S. Atwater, John W. Klie and Arthur V. Wynne, Jr., or any of them, with full powers of substitution, to attend and act as proxy for the undersigned and to vote all shares of common stock of Hudson City Bancorp which the undersigned may be entitled to vote at the special meeting of stockholders to be held at the Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey, 07675, on Thursday, January 13, 2000, at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU DO NOT GIVE US ANY DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1, 2 AND 3.

                           (Continued on Reverse Side)

       PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                              Please mark
                                                              your vote as   [X]
                                                              indicated in
                                                              this example.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS 1, 2 AND 3.




                                             FOR        AGAINST       ABSTAIN
1. Approval of the Hudson City Bancorp,
   Inc. 2000 Stock Option Plan               [ ]          [ ]           [ ]


                                             FOR        AGAINST       ABSTAIN
2. Approval of the Hudson City Bancorp,
   Inc. 2000 Recognition and Retention Plan  [ ]          [ ]           [ ]


                                             FOR        AGAINST       ABSTAIN
3. Authorization of the Board of Directors,
   in its discretion, to direct the vote of  [ ]          [ ]           [ ]
   proxies upon such matters incident to the conduct of the special meeting as may properly come before the special meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the special meeting.



      I will attend the special meeting.  [ ]

      (Please mark box if you plan to attend the special meeting.) (Important:
      If your shares are not registered in your name, you will need additional documentation to attend the special meeting.)

      The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement for the special meeting.


      __________________________________________________________________________
      Signature(s)


      __________________________________________________________________________
      Signature(s)


      Dated:____________________________________________________________________

      Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     [HUDSON CITY SAVINGS BANK LETTERHEAD]



                                        December 7, 1999



TO:  ALL EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP") MEMBERS

RE:  SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 13, 2000
     --------------------------------------------------------------

Dear Members:

     As you know, the Bank maintains the Employee Stock Ownership Plan ("ESOP") for employees of the Bank. The ESOP holds shares of Hudson City Bancorp, Inc. ("the Company") for the benefit of ESOP members. The shares in the ESOP are held by HSBC Bank USA as trustee ("ESOP Trustee") of the ESOP. Shares purchased by the ESOP are being held by the ESOP Trustee to be given to ESOP members over a period of years. The ESOP allows its members (including former members and beneficiaries) to have certain voting rights at the Company's stockholder meetings.

     In connection with the Special Meeting of Stockholders of Hudson City Bancorp, Inc. to be held on January 13, 2000, enclosed are the following documents:

     1.   Confidential Voting Instruction card for the ESOP (white card); and

     2. Proxy Statement dated December 6, 1999, including a Notice of the Special Meeting of Stockholders.

     As a member of the ESOP, you have the right to direct the ESOP Trustee how to vote the shares held by the ESOP as of November 26, 1999, the record date for the Special Meeting ("Record Date"), on the proposals to be voted by the Company's stockholders. You have this right because the ESOP has designated you a "named fiduciary" of the shares of the Company held in your account. As a named fiduciary, the law gives you the right to direct the Trustee how to vote your shares, and requires the Trustee to follow your directions except in limited circumstances. As a named fiduciary, you, and not the Trustee, will be responsible for the consequences of the voting directions that you give.

     Your rights as a member of the ESOP will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

     Each ESOP member has the right to specify how the ESOP Trustee should vote the shares in his or her ESOP account as of the Record Date. In general, the ESOP Trustee will vote the shares in your ESOP account by casting votes FOR or AGAINST or ABSTAIN as to each proposal as you specify on the Confidential Voting Instruction accompanying this letter. The number of shares in your ESOP account is shown on the enclosed Confidential Voting Instruction card.

     The ESOP Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet given to ESOP members, in a manner determined to be prudent and solely in the interest of the members. If you do not direct the ESOP Trustee how to vote the shares in your ESOP account, the ESOP Trustee will, to the extent consistent with its fiduciary duties, vote your shares either FOR or AGAINST each proposal in a manner calculated to most accurately reflect the instructions received from other members in the ESOP. The same is true of shares not yet placed in anyone's ESOP account.

UNANTICIPATED PROPOSALS.

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for stockholder action at the Special Meeting of Stockholders. If this should happen, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                                 *  *  *  *  *

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the ESOP Trustee. You should then seal the completed card or cards in the enclosed envelope and return it directly to the ESOP Trustee using the postage-paid return envelope provided. The Confidential Voting Instruction card or cards must be received by the ESOP Trustee no later than January 3, 2000.

     PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL MEMBERS ARE TO BE KEPT CONFIDENTIAL BY THE ESOP TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP, PLEASE CALL DOUGLAS C. YINGLING AT
(201) 967-1900.


                                        Very truly yours,

                                        THE COMPENSATION COMMITTEE OF
                                        HUDSON CITY SAVINGS BANK


Enclosures

     THE BOARD OF DIRECTORS OF HUDSON CITY BANCORP, INC. RECOMMENDS A VOTE "FOR" PROPOSALS NOS. 1 AND 2. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" PROPOSALS NOS. 1 AND 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF HUDSON CITY BANCORP, INC. OR OF HUDSON CITY SAVINGS BANK.

                                   Please mark your votes like this [X]
-------------------------------------------------------------------------------
                                                  FOR       AGAINST     ABSTAIN
1.   Approval of the Hudson City Bancorp, Inc.
     2000 Stock Option Plan                       [ ]         [ ]         [ ]
-------------------------------------------------------------------------------
                                                  FOR       AGAINST     ABSTAIN
2.   Approval of the Hudson City Bancorp, Inc.
     2000 Recognition and Retention Plan          [ ]         [ ]         [ ]
-------------------------------------------------------------------------------

     In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

     All proposals listed above in this Confidential Voting Instruction were proposed by Hudson City Bancorp, Inc.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the Special Meeting of Stockholders of Hudson City Bancorp, Inc. and a Proxy Statement dated December 6, 1999 for the Special Meeting to be held January 13, 2000.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN JANUARY 3, 2000.

                                   Date
                                   -----------------------------------------

                                   Signature
                                   -----------------------------------------

                                   Signature of member, former member or
                                   designated beneficiary of deceased former member. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                           HUDSON CITY BANCORP, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

                    SOLICITED BY THE COMPENSATION COMMITTEE
                          OF HUDSON CITY BANCORP, INC.
       FOR THE EMPLOYEE STOCK OWNERSHIP PLAN OF HUDSON CITY SAVINGS BANK

     The undersigned member, former member or beneficiary of a deceased former member in the Employee Stock Ownership Plan of Hudson City Savings Bank ("ESOP") acting as a named fiduciary, hereby provides the voting instructions specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, by proxy, the shares and fractional shares of common stock of Hudson City Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of November 26, 1999 at the Special Meeting of Stockholders of Hudson City Bancorp, Inc. to be held on January 13, 2000 and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated December 6, 1999, the Trustee will vote the common stock of Hudson City Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated December 7, 1999.

     (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

                                  [LETTERHEAD]









                                                              December 7, 1999


To:      All Profit Incentive Bonus Plan ("PIB Plan") Members

Re:      Special Meeting of Stockholders to Be Held on January 13, 2000


Dear Members:

         As you know, the Profit Incentive Bonus Plan of Hudson City Savings Bank ("Bank") ("PIB Plan") includes an investment alternative to purchase the stock of the Bank's parent company, Hudson City Bancorp, Inc. (the "Company") using funds from your PIB Plan account (the "Employer Stock Fund"). The Employer Stock Fund of the PIB Plan holds shares of the Company for the benefit of its members. The shares in the PIB Plan are held by Bankers Trust Company as trustee ("PIB Plan Trustee"). Interests in shares in the Employer Stock Fund are being held by the PIB Plan Trustee for the benefit of PIB Plan members. The PIB Plan allows its members (including former members and beneficiaries) to have certain voting rights at the Company's stockholder meetings.

         In connection with the Special Meeting of Stockholders of Hudson City Bancorp, Inc. to be held on January 13, 2000, enclosed are the following documents:

         1. Confidential Voting Instruction card for the PIB Plan (yellow card); and,

         2. Proxy Statement dated December 6, 1999, including a Notice of the Special Meeting of Stockholders.

         As a member of the PIB Plan, you have the right to direct the PIB Plan Trustee how to vote the shares held by the PIB Plan as of November 26, 1999, the record date for the Special Meeting ("Record Date"), on the proposals to be voted on by the Company's stockholders. You have this right because you are deemed to be a "named fiduciary" of the shares of the Company held in your account. As a named fiduciary, the law gives you the right to direct the Trustee how to vote your shares, and requires the Trustee to follow your directions except in limited circumstances. As a named fiduciary, you, and not the Trustee, will be responsible for the consequences of the voting directions that you give. Your rights as a member of the PIB Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

Anticipated Proposals.

         In general, PIB Plan members have the right to direct how the PIB Plan Trustee should vote the shares in the Employer Stock Fund. In general, the PIB Plan Trustee will vote FOR and AGAINST each proposal specified on the Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by PIB Plan members entitled to give voting instructions. The instructions given by each PIB Plan member will be weighted according to value of his or her respective interest in the Employer Stock Fund as of November 26, 1999. For purposes of the PIB Plan, if you ABSTAIN as to a proposal, or if you do not return your Confidential Voting Instruction card for the PIB Plan to the PIB Plan Trustee by January 3, 2000, your instructions will not be counted. This means that, even if you ABSTAIN as to a proposal or do not return your Confidential Voting Instruction card in a timely manner, shares for which you had a right to direct the voting will be voted in the same proportion as instructions to cast votes FOR and AGAINST each proposal that were given by PIB Plan members entitled to give voting instructions.

Unanticipated Proposals.

         It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for stockholder action at the Special Meeting of Stockholders. If this should happen, the PIB Plan Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                                    * * * * *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the PIB Plan Trustee. You should then seal the completed card or cards in the enclosed envelope and return it directly to the PIB Plan Trustee using the postage-paid return envelope provided. The Confidential Voting Instruction card or cards must be received by the PIB Plan Trustee no later than January 3, 2000.

         Please note that the voting instructions of individual members are to be kept confidential by the PIB Plan Trustee, who has been instructed not to disclose them to anyone at the Bank or the Company. If you have any questions regarding your voting rights or the terms of the PIB Plan, please call Douglas
C. Yingling at (201) 967-1900.


                                           Very truly yours,

                                           The Compensation Committee of
                                           Hudson City Savings Bank


Enclosures

                            HUDSON CITY BANCORP, INC.

                         CONFIDENTIAL VOTING INSTRUCTION

                     SOLICITED BY THE COMPENSATION COMMITTEE
                          OF HUDSON CITY BANCORP, INC.
         FOR THE PROFIT INCENTIVE BONUS PLAN OF HUDSON CITY SAVINGS BANK

         The undersigned member, former member or beneficiary of a deceased former member in the Profit Incentive Bonus Plan of Hudson City Savings Bank ("PIB Plan"), acting as a named fiduciary, hereby provides the voting instructions specified to the Trustee of the PIB Plan (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Hudson City Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the PIB Plan, as of November 26, 1999 at the Special Meeting of Stockholders of Hudson City Bancorp, Inc. to be held on January 13, 2000 and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated December 6, 1999, the Trustee will vote the common stock of Hudson City Bancorp, Inc. held by the PIB Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated December 7, 1999.



         (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

         The Board of Directors of Hudson City Bancorp, Inc. recommends a vote "FOR" Proposals Nos. 1 and 2. If this Confidential Voting Instruction is signed but no direction is given, this voting instruction card will be deemed to instruct votes "FOR" Proposals Nos. 1 and 2. The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Hudson City Bancorp, Inc. or of Hudson City Savings Bank.


                                                                                      Please mark your votes like this

                                                                                                   |X|
                                                                                        FOR           AGAINST         ABSTAIN*
1.       Approval of the Hudson City Bancorp, Inc. 2000 Stock Option Plan               |_|             |_|             |_|

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        FOR           AGAINST         ABSTAIN*
2.       Approval of the Hudson City Bancorp, Inc. 2000 Recognition and Retention       |_|             |_|             |_|
         Plan

----------------------------------------------------------------------------------------------------------------------------------

*For purposes of your PIB Plan account, abstaining is the same as not voting.

         In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

         All proposals listed above in this Confidential Voting Instruction were proposed by Hudson City Bancorp, Inc.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the Special Meeting of Stockholders of Hudson City Bancorp, Inc. and a Proxy Statement dated December 6, 1999 for the Special Meeting to be held January 13, 2000.

         Please sign and date below and return promptly in the enclosed postage-paid envelope. Your Confidential Voting Instruction must be received no later than January
3, 2000.



                                    Date
                                    -------------------------------------------

                                    Signature
                                    -------------------------------------------

                                    Signature of member, former member or
                                    designated beneficiary of deceased former member. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.